UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_________________________

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  April 1, 2011

CHINA RUITAI INTERNATIONAL HOLDINGS CO., LTD.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-04494	13-5661446
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Wenyang Town, Feicheng City, ShanDong, China	01089
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  86 538 3850 703

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.    Results of Operations and Financial Condition.

On April 1, 2011, China Ruitai International Holdings Co. Ltd. (the “Company”) issued a press release announcing financial results for the fourth quarter and fiscal year ended December 31, 2010.  On April 4, 2011, the Company hosted a conference call during which the Company’s financial results for the fourth quarter and fiscal year ended December 31, 2010 were discussed.  A copy of the press release is attached hereto as Exhibit 99.1, and a transcript of the conference call is attached hereto as Exhibit 99.2.

Item 9.01    Financial Statements and Exhibits.

    (d)    Exhibits

Exhibit No.	Description

99.1	Press Release dated April 1, 2011

99.2	April 4, 2011 Conference Call Transcript

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA RUITAI INTERNATIONAL HOLDINGS CO., LTD.

Date: April 7, 2011	By:	/s/ Dian Min Ma
Name: Dian Min Ma
Title: Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated April 1, 2011

99.2	April 4, 2011 Conference Call Transcript